The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Chicago

53	$742.8M	$10M	$1.7B	12,151
Projects	HIT Investment	Building America	Total Development	Housing Units
	Amount	NMTC Allocation	Cost	Created or Preserved

18.3M	18,590	$1.2B	$154.7M	$3.1B
Hours of Union	Total Jobs Across	Total Wages	State and Local Tax	Total Economic
Construction Work	Industries	and Benefits	Revenue Generated	Impact

PROJECT PROFILE:
MONTCLARE SENIOR RESIDENCES OF ENGLEWOOD

The HIT provided $2.3 million in financing for the $25.4 million new construction of the 102-unit project in Chicago, creating an estimated 352,240 hours of union construction work.

PROJECT PROFILE:
NORTHPOINT APARTMENTS

The HIT provided $69.0 million in financing for the $86.8 million substantial rehabilitation of the 304-unit scattered site project in Chicago, Illinois. This project will create an estimated 226,220 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Helping Build Chicago—The Union Way	DECEMBER 2020

Lake Village East Apartments	Mark Twain SRO	Wrigleyville North Apartments

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—Michael Macellaio, Secretary-Treasurer

    Chicago and Cook County Building and Construction Trades Council

HIGHLIGHTS OF CHICAGO INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Altgeld Family Resource Center	Chicago	$10,000,000	$28,115,001	252,760
Lake Village East Apartments	Chicago	$14,300,000	$24,989,585	145,400
Lathrop Homes Phase IA	Chicago	$22,000,000	$175,865,785	1,580,250
Mark Twain SRO Apts.	Chicago	$27,278,700	$39,905,499	185,700
Montclare Senior Residences of Calumet Heights	Chicago	$9,200,000	$32,721,472	464,000
Montclare Senior Residences of Englewood	Chicago	$2,300,000	$25,397,680	352,240
Northpoint Apartments	Chicago	$68,984,000	$86,804,801	226,200
Paul G. Stewart Apartment III	Chicago	$16,296,000	$31,426,808	288,030
West Town Housing Preservation	Chicago	$60,404,300	$121,182,660	1,088,890
Wrigleyville North Apartments	Chicago	$34,982,300	$40,912,471	289,900

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW| Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com